Creating Two, Independent Pure-Play Public Companies to Drive Value Investor Presentation November 18, 2015 Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. These risks and uncertainties include, among other things: ConAgra Foods’ ability to successfully complete the spin-off of its Lamb Weston business on a tax-free basis, within the expected time frame or at all; ConAgra Foods’ ability to successfully complete the pending sale of its private brands operations, within the expected time frame or at all; ConAgra Foods’ ability to execute its operating and restructuring plans and achieve its targeted operating efficiencies, cost-saving initiatives, and trade optimization programs; ConAgra Foods’ ability to successfully execute its long-term value creation strategy; ConAgra Foods’ ability to realize the synergies and benefits contemplated by the Ardent Mills joint venture; risks and uncertainties associated with intangible assets, including any future goodwill or intangible assets impairment charges; the availability and prices of raw materials, including any negative effects caused by inflation or weather conditions; the effectiveness of ConAgra Foods’ product pricing efforts, whether through pricing actions or changes in promotional strategies; the ultimate outcome of litigation, including litigation related to the lead paint and pigment matters; future economic circumstances; industry conditions; the effectiveness of ConAgra Foods’ hedging activities, including volatility in commodities that could negatively impact ConAgra Foods’ derivative positions and, in turn, ConAgra Foods’ earnings; the success of ConAgra Foods’ innovation and marketing investments; the competitive environment and related market conditions; the ultimate impact of any ConAgra Foods’ product recalls; access to capital; actions of governments and regulatory factors affecting ConAgra Foods’ businesses, including the Patient Protection and Affordable Care Act; the amount and timing of repurchases of ConAgra Foods’ common stock and debt, if any; the costs, disruption and diversion of management’s attention associated with campaigns commenced by activist investors; and other risks described in ConAgra Foods’ reports filed with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. ConAgra Foods disclaims any obligation to update or revise statements contained in this document to reflect future events or circumstances or otherwise.

Creating Two Pure-Play Companies Lamb Weston Conagra Brands Net sales: $9.0 B (2) Net sales: $2.9 B (3) Leading frozen potato product company with global reach North American focused consumer foods company with a robust portfolio of leading brands Pro forma based on fiscal 2015 results of the Company’s Consumer Foods, Commercial Foods and Private Brands reporting segments. Includes businesses currently reported within the Consumer Foods segment, which generated $7.2 billion in fiscal 2015 revenues, as reported, and the following businesses reported within Commercial Foods: traditional foodservice business (sales of branded products to foodservice companies), Spicetec Flavors & Seasonings and JM Swank, which generated $1.8 billion in fiscal 2015 revenues, as reported; excludes results of unconsolidated joint ventures, including the Ardent Mills joint venture. Excludes contribution from unconsolidated joint ventures. Conagra Brands is also expected to retain the traditional foodservice business (sales of branded products to foodservice customers), Spicetec Flavors & Seasonings, JM Swank and the Company’s stake in the Ardent Mills joint venture. Lamb Weston will include unconsolidated joint ventures, which will remain with the business following the separation. Sales Base (1) Based on FY 2015 Results Competitive Position Brand Portfolio (4) (5)

Compelling Strategic Rationale Creates two vibrant pure-play companies, each well positioned for focused growth Enhances strategic focus and flexibility Allows shareholders to value the two companies based on their particular operational and financial characteristics and invest accordingly Drives value for shareholders while delivering benefits to employees, customers and other key stakeholders Best positions each company to compete, grow and win over the long term while driving value for shareholders

Overview of Conagra Brands Focused branded consumer foods company Strengthening brand portfolio, driving innovation and improving margins Dynamic, agile new culture Relentless focus on improving efficiency and reducing costs Continued cost reduction program will support margin expansion and profit growth Business will retain capital loss carryforward expected from the pending sale of Private Brands business Expect to maintain an investment-grade profile Committed to strong and attractive dividend Will be led by ConAgra Foods CEO Sean Connolly FY 2015 Sales by Category (1) Dollar amounts in billions FY ended May 31, 2015.

Overview of Lamb Weston Leading frozen potato product company with global reach Frozen potato, sweet potato, appetizer and other vegetable products sold to restaurants and retailers around the world Continued presence in retail frozen products under licensed brands and private brands 2,500 customers across 100+ countries Global growth potential with strong margins Drive domestic share, capitalize on international opportunity and expand customer set Well-Positioned to Capitalize on Growth Opportunities International QSR store expansion and growing middle class in emerging markets Joint ventures in key geographies Deep existing customer relationships Strong market reputation and international presence with key global accounts

Transaction Details Transaction Structure Expected to be tax-free distribution to ConAgra Foods shareholders of new publicly-traded stock of Lamb Weston Timing Transaction is expected to be completed in the fall 2016 Investor days for Conagra Brands and Lamb Weston to be held prior to separation Key Steps to Completion Build separate organizational structures Finalize capital structure Prepare audited financial statements for standalone companies Complete SEC process Finalize operating agreements/transition services agreements Closing Conditions Receipt of opinion from tax counsel on the tax-free nature of the spin-off Other customary approvals Final approval by ConAgra Foods Board of Directors

Summary Creates two pure-play companies with unique and compelling growth prospects and investment opportunities Underscores ConAgra Foods’ commitment to take decisive action to drive long-term shareholder value Optimizes performance of each business and provides flexibility to pursue value-creating opportunities Drives value for shareholders and delivers benefits to employees, customers and other key stakeholders Enables both businesses to drive sustainable, profitable growth and deliver attractive shareholder value over the long term